UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 4, 2012

Date of Report (Date of earliest event reported)

Primoris Services Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-34145	20-4743916
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2100 McKinney Avenue, Suite 1500, Dallas, Texas 75201

(Address of principal executive offices)

(Zip Code)

(214) 740-5600

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                              Results of Operations and Financial Condition.

On May 9, 2012, Primoris Services Corporation, a Delaware corporation (“Primoris”, the “Company”) issued a press release announcing its financial performance for the first quarter ended March 31, 2012.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.07                              Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of Primoris, was held on May 4, 2012.  The total number of shares of the Company’s common stock issued, outstanding and entitled to vote at the meeting was 51,245,369 shares.  Represented at the meeting either in person or by proxy were 43,879,787 shares or 85.6% of total shares entitled to vote.  The results of the votes for the proposals were as follows:

Proposal 1

To elect three Class A directors to hold office for a three-year term expiring at the annual meeting of stockholders to be held in 2015 or until their respective successors are elected and qualified.

•                  Brian Pratt

•                  Votes “For” — 27,523,808; votes “Withheld — 9,124,638; Broker “Non-Votes” 7,231,341

•                  Thomas E. Tucker

•                  Votes “For” — 35,725,358; votes “Withheld” — 923,088; Broker “Non-Votes” 7,231,341

•                  Peter C. Brown

•                  Votes “For” — 35,844,359; votes “Withheld” — 804,087; Broker “Non-Votes” 7,231,341.

In addition to the directors elected above, the following directors’ term of office continued after the meeting until subsequent annual meetings of the stockholders:

Class B: — Directors with terms expiring at the 2013 annual meeting of stockholders:

•                  John P. Schauerman

•                  Stephen C. Cook

•                  Peter J. Moerbeek

Class C — Directors with terms expiring at the 2014 annual meeting of stockholders:

•                  Michael D. Killgore

•                  Robert A. Tinstman

•                  Eric S. Rosenfeld

Proposal 2

To ratify the appointment of Moss Adams, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

•                  Votes “For” — 43,754,111

•                  Votes “Against” — 85,090

•                  Votes “Abstain” — 40,586

Item 8.01                      Other Events.

Declaration of Cash Dividend to Stockholders

On May 9, 2012, Primoris Services Corporation issued a press release announcing the declaration of a cash dividend of $0.03 per common share for stockholders of record date as of June 29, 2012, payable on or about July 16, 2012.

Share Repurchase Plan

The Company’s Board of Directors has authorized a share repurchase program under which Primoris may, from time to time and depending on market conditions, share price and other factors, acquire shares of its common stock on the open market or in privately negotiated transactions up to an aggregate purchase price of $20 million.  The share repurchase program expires December 31, 2012.  Primoris had approximately 51.5 million shares of common stock outstanding at May 8, 2012.

Item 9.01.                   Financial Statements and Exhibits.

(d)   Exhibits .

Exh. No.	Description

99.1	Press Release dated May 9, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRIMORIS SERVICES CORPORATION

Dated: May 9, 2012	By:	/s/ Peter J. Moerbeek
Peter J. Moerbeek
Executive Vice President, Chief Financial Officer